SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                  CWABS, INC.

                                  (Depositor)

        (Issuer in respect of Asset Backed Certificates, Series 2001-3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWABS, INC.
                           Asset Backed Certificates
                                 Series 2001-3

On December 25, 2001, The Bank of New York, as Trustee for CWABS, INC., Asset Backed Certificates Series 2001-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2001, among CWABS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWABS, INC., Asset Backed Certificates Series 2001-3 relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                  CWABS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 12/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset Backed Certificates, Series 2001-3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         214,113,017.24    2.350000%     2,766,435.80    419,304.66    3,185,740.46       0.00       0.00
                        AIO       234,513,017.24    5.549397%             0.00  1,084,512.49    1,084,512.49       0.00       0.00
Residual                AR                  0.00    2.350000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1          6,000,000.00    2.600000%             0.00     13,000.00       13,000.00       0.00       0.00
                        M2          3,600,000.00    3.000000%             0.00      9,000.00        9,000.00       0.00       0.00
                        B1          3,000,000.00    3.350000%             0.00      8,375.00        8,375.00       0.00       0.00
                        B2          7,800,000.00    3.900000%             0.00     25,350.00       25,350.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        234,513,017.24     -            2,766,435.80  1,559,542.15    4,325,977.95     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         211,346,581.44              0.00
                                AIO       231,746,581.44              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1          6,000,000.00              0.00
                                M2          3,600,000.00              0.00
                                B1          3,000,000.00              0.00
                                B2          7,800,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        231,746,581.44     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset Backed Certificates, Series 2001-3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     214,113,017.24     2.350000% 126671MV5    12.597613      1.909402    962.416127
                           AIO   234,513,017.24     5.549397% 126671NH5     0.000000      4.518800    965.610354
Residual                   AR              0.00     2.350000% 126671NJ1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1      6,000,000.00     2.600000% 126671MW3     0.000000      2.166667  1,000.000000
                           M2      3,600,000.00     3.000000% 126671MX1     0.000000      2.500000  1,000.000000
                           B1      3,000,000.00     3.350000% 126671MY9     0.000000      2.791667  1,000.000000
                           B2      7,800,000.00     3.900000% 126671MZ6     0.000000      3.250000  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     234,513,017.24       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset Backed Certificates, Series 2001-3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       231,746,581.44   231,746,581.44
Loan count                   1669             1669
Avg loan rate           9.517984%             9.52
Prepay amount        2,601,725.24     2,601,725.24

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        97,131.13        97,131.13
Sub servicer fees       35,550.88        35,550.88
Trustee fees             1,758.85         1,758.85


Agg advances                  N/A              N/A
Adv this period        132,169.28       132,169.28

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                4,800,002.00     4,800,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.301123%           100.000000%            214,113,017.24
   -----------------------------------------------------------------------------
   Junior            8.698877%             0.000000%             20,400,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          90                 9,382,904.81
60 to 89 days                          29                 3,931,658.00
90 or more                             10                   540,466.45
Foreclosure                             4                   205,332.91

Totals:                               133                14,060,362.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,325,977.95          4,325,977.95
Principal remittance amount            2,766,435.80          2,766,435.80
Interest remittance amount             1,559,542.15          1,559,542.15